Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting http://guggenheiminvestments.com/services/prospectuses-and-reports, calling (800) 820-0888 or e-mailing sservices@sg-investors.com. The Fund’s Prospectus and SAI, both dated January 28, 2013, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

Large Cap Core Institutional Fund

INVESTMENT OBJECTIVE

The Large Cap Core Institutional Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.12%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in a widely-diversified portfolio of equity securities, which may include common stocks, rights, options, warrants, American Depositary Receipts (“ADRs”) and convertible securities, of companies that, when purchased, have market capitalizations that are usually within the range of companies in the S&P 500 Index. Although a universal definition of large market capitalization companies does not exist, the fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Fund pursues its objective by investing, under normal market conditions, in two discrete strategies as follows: (1) approximately 50% of its total assets according to a Large Cap Growth strategy managed by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), and (2) approximately 50% of its total assets to a Large Cap Value strategy also managed by the Investment Manager.

The Investment Manager manages its allocation of the Fund’s assets according to each of the two respective strategies, and the trading decisions with respect to each of the strategies are made independently. In order to maintain the target allocations between the two strategies, all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Fund’s two strategies promptly to the extent the percentage of the Fund’s assets allocated to either strategy equals or exceeds 60% of the Fund’s total assets.

2	SUMMARY PROSPECTUS

The Investment Manager in its discretion may make adjustments if either of the two strategies becomes over- or under-weighted as a result of market appreciation or depreciation. Accordingly, the performance of the Fund could differ from the performance of each strategy if either had been maintained as a separate portfolio. As a consequence of the Investment Manager’s efforts to maintain assets between the two strategies at the targeted percentages, the Investment Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage.

In choosing equity securities, the Investment Manager uses a blended approach, investing in growth stocks and value stocks and may invest in a limited number of industries or industry sectors, including the technology sector. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, and a quantitative fundamental bottom-up approach. The Investment Manager will also invest in value-oriented stocks. Value-oriented companies appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of qualitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC (Return on Invested Capital) over time. The Fund typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager’s expectations.

The Fund also may invest a portion of its assets in derivatives, including options and futures contracts. These instruments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (“ETFs”) and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Fund may, from time to time, invest a portion of its assets in technology stocks.

Although the Fund primarily invests in securities issued by domestic companies, there is no limit in the amount that the Fund may invest in securities issued by foreign companies.

The Fund actively trades its investments without regard to the length of time they have been owned by the Fund, which results in higher portfolio turnover.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including possible illiquidity of the derivative, limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, leverage risk, lack of availability and the risk that the counterparty may default on its obligations. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities, including investments in foreign securities through ADRs, carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

SUMMARY PROSPECTUS	3

Growth Stocks Risk – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Large-Capitalization Securities Risk – The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Leverage Risk – The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged.

Liquidity and Valuation Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.

Management Risk – The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will be successful. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund.

Market Risk – The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Technology Stocks Risk – Stocks of companies involved in the technology sector may be very volatile.

Value Stocks Risk – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A shares for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 1-800-820-0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Although the table reflects the sales charge, Institutional Class shares are not subject to the sales charge.

Because Institutional Class shares have not operated for a full calendar year as of the date of this Prospectus, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Institutional Class shares would have substantially similar returns as the Class A shares because Institutional Class shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent that Institutional Class shares have different expenses.

4	SUMMARY PROSPECTUS

Highest Quarter Return	Lowest Quarter Return
3Q 2009 16.38%	4Q 2008 -22.03%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2012)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	7.12%	-1.17%	3.04%
Return After Taxes on Distributions	6.98%	-1.27%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares	4.63%	-1.05%	2.50%
Index
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%

MANAGEMENT OF THE FUND

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund. Mark Mitchell and Mark Bronzo are primarily responsible for the day-to-day management of the Fund, and each holds the title of “Portfolio Manager” with the Investment Manager. Mr. Mitchell has co-managed the Fund since February 2004, and Mr. Bronzo has co-managed the Fund since February 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Guggenheim Distributors, LLC, the Fund’s distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at net asset value on the day the account is closed.

TAX INFORMATION

Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS	5

This page intentionally left blank.

6	SUMMARY PROSPECTUS

This page intentionally left blank.

SUMMARY PROSPECTUS	7

805 KING FARM BLVD. SUITE 600

ROCKVILLE, MARYLAND 20850

800 820 0888

WWW.GUGGENHEIMINVESTMENTS.COM

SUMLCCI-0113x0114